SEASONS SERIES TRUST


At a joint special meeting of shareholders held on March 24, 2014, the shareholders of Seasons Series Trust were asked to vote on the following proposals:

1.	Election of seven (7) Trustees to the Board.
      (Voted on by all Portfolios.)Final Vote:

                              For           Withheld
Carl D. Covitz         303,918,309.866       1,262,611.063
Gilbert T. Ray         304,013,580.829       1,167,340.100
Allan L. Sher          303,832,439.371       1,348,481.558
Bruce G. Willison      304,015,445.756       1,165,475.173
Garrett F. Bouton      304,056,420.021       1,124,500.908
Peter A. Harbeck       304,032,882.380       1,148,038.549
Jane Jelenko           303,904,043.195       1,276,877.734

2.	Amend And Restate The Declaration Of Trust Of Each Trust.
      (Voted on by all Portfolios.)
	2A.	To amend the Declaration of Trust in any Respect in
            the future without shareholder approval.
Final Vote:
For                    Against                 Abstain
301,141,548.035      3,195,435.981           843,936.913

	2B.	To permit the Board of Trustees to authorize the
            reorganization of the Trust, a portfolio or a class
            without shareholder approval when permitted by
            applicable law.
Final Vote:
For                    Against                 Abstain
301,411,647.856      2,875,942.331           893,330.742

	2C.	To permit the Board of Trustees to determine
            circumstances under which a portfolio may involuntarily redeem a shareholder?s shares.
Final Vote:
For                    Against                 Abstain
301,386,879.883      2,736,307.102         1,057,733.944

	2D.	To effect certain other changes.
Final Vote:
For                    Against                 Abstain
301,406,526.873      2,524,934.274         1,249,459.782

3.	To adopt, revise or eliminate the fundamental policies of the
	portfolios (to be voted on by each portfolio of each Trust,
	as follows:
	3A.	To revise the fundamental policy regarding borrowing money.
Final Vote:

                                    For       Against      Abstain
Allocation Balanced Portfolio  3,498,715.653 212,353.094  84,533.236
Allocation Growth Portfolio    1,040,166.968  95,524.342  11,790.644
Allocation Moderate Growth Portfolio
                               6,699,524.098 406,087.273 259,997.087
Allocation Moderate Portfolio  4,190,118.445 234,504.999 104,603.699
Asset Allocation: Diversified Growth
Portfolio                      1,994,738.041  98,729.126  79,383.482
Cash Management Portfolio        365,822.877  47,884.521   8,529.369
Diversified Fixed income Portfolio
                              68,180,948.196  49,886.650  33,171.389
Focus Growth Portfolio         8,623,938.556  68,690.488  44,048.129
Focus Value Portfolio         11,279,855.272  15,856,123  13,755.373
International Equity Portfolio
                              56,821,419.630  40,510.238  25,193.464
Large Cap Growth Portfolio    23,334,481.035  43,554.145  25,245.907
Large Cap Value Portfolio     37,659,679.703  26,670.579   8,314.710
Mid Cap Growth Portfolio         604,975.415  16,256.267  17,607.068
Mid Cap Value Portfolio       13,523,364.395  19,270.558  10,706.432
Multi-Managed Growth Portfolio   624,093.536  41,596.042  32,565.346
Multi-Managed Income/Equity Portfolio
                               2,921,002.323  27,752.517  55,673.206
Multi-Managed Income Portfolio 2,286,789.856  74,116.805   7,062.185
Multi-Managed Moderate Growth Portfolio
                               2,928,806.100  52,352.048  28,776.615
Real Return Portfolio         28,547,468.884 209,771.936 138,419.576
Small Cap Portfolio           11,706,080.662  23,996.595  20,955.254
Stock Portfolio                9,644,450.311 349,159.258  38,431.198

	3B.	To revise the fundamental policy regarding underwriting.
Final Vote:

                                    For        Against     Abstain
Allocation Balanced Portfolio  3,512,447.748 202,669.023  80,485.212
Allocation Growth Portfolio    1,037,480.102  81,238.721  28,781.131
Allocation Moderate Growth Portfolio
                               6,732,486.636 365,789.096 267,332.726
Allocation Moderate Portfolio  4,133,606.427 255,819.461 139,801.255
Asset Allocation: Diversified Growth
Portfolio                      1,983,904.727  89,125.794  99,820.128
Cash Management Portfolio        366,961.889  33,17.818   22,167.060
Diversified Fixed income Portfolio
                              68,178,204.057  43,881.263  42,466.915
Focus Growth Portfolio         8,625,883.590  56,807.271  53,986.312
Focus Value Portfolio         11,282,807.622  13,115.839  13,543.307
International equity Portfolio
                              56,821,987.402  39,992.419  25,143.511
Large Cap Growth Portfolio    23,340,511.993  37,618.784  25,150.310
Large Cap Value Portfolio     37,663,675.053  22,142.485   8,847.485
Mid Cap Growth Portfolio       6,409,123.128  12,948.445  16,767.177
Mid Cap Value Portfolio       13,524,893.101  18,099.160  10,349.124
Multi-Managed Growth Portfolio
                                 622,857.208  40,906.530  34,491.186
Multi-Managed Income/Equity Portfolio
                               2,775,371.889  27,578.921  91.477.236
Multi-Managed Income Portfolio 2,289,720.173  72,005.164   6,873.509
Multi-Managed Moderate Growth Portfolio
                               2,931,649.301  54,047.661  24,237.801
Real Return Portfolio         28,573,273.628 172,577.488 149,809.280
Small Cap Portfolio           11,709,152.056  21,452.231  20,428.224
Stock Portfolio                9,640.816.914  43,927.151  47,296.702

	3C.	To revise the fundamental policy regarding lending.
Final Vote:

                                    For        Against     Abstain
Allocation Balanced Portfolio  3,515,069.319 205,074.478  75,458.186
Allocation Growth Portfolio    1,046,819.339  71,899.484  28,781.131
Allocation Moderate Growth Portfolio
                               6,685,387.853 414,009.311 266,211.294
Allocation Moderate Portfolio  4,158,282.259 223,046.545 147,898.339
Asset Allocation: Diversified Growth
Portfolio                      1,983,403.843  89,763.370  99.683.436
Cash Management Portfolio        365,812.861  47,609.052   8,814.854
Diversified Fixed income Portfolio
                              68,180,858.137  40,766.598  42.927.500
Focus Growth Portfolio         8,634,309.921  58,522.929  43,844.323
Focus Value Portfolio         11,279,693.513  16,229.948  13,543.307
International equity Portfolio
                              56,830,144.357  31,596.043  25,382.932
Large Cap Growth Portfolio    23,344,456.826  34,317.818  24,606.443
Large Cap Value Portfolio     37,667,835.806  18,777.575   8,051.611
Mid Cap Growth Portfolio       6,409,154.670  12,938.222  16,745.858
Mid Cap Value Portfolio       13,528,490.011  15,269.365   9,482.009
Multi-Managed Growth Portfolio
                                 622,722.267  40,991.471  34,491.186
Multi-Managed Income/Equity Portfolio
                               2,878,997.731  26,424.419  99,005.896
Multi-Managed Income Portfolio 2,287,610.108  73,460.245   7,528.493
Multi-Managed Moderate Growth Portfolio
                               2,931,649.301  50,462.318  27,823.144
Real Return Portfolio         28,535,977.023 224,186.433 135,496.940
Small Cap Portfolio           11,714,481.614  17,935.394  18,615.503
Stock Portfolio                9,640,242.787  44,276.274  47,521.706

	3D.	To adopt or revise the fundamental policy regarding the
	      issuance of senior securities.
Final Vote:

                                     For       Against      Abstain
Allocation Balanced Portfolio  3,473,108.095 204,090.267 118,403.621
Allocation Growth Portfolio    1,052,393.876  72,421.353  22,684.725
Allocation Moderate Growth Portfolio
                               6,674,425.845 427,575.077 263,607.536
Allocation Moderate Portfolio  4,148,779.582 253,078.704 127,368.857
Asset Allocation: Diversified Growth
Portfolio                      1,992,287.166  85,715.538  94,847.945
Cash Management Portfolio        366,971.905  33,097.802  22,167.060
Diversified Fixed income Portfolio
                              68,185,460.570  46,075.972  33,015.693
Focus Growth Portfolio         8,653,748.995  61,702.022  21,226.156
Focus Value Portfolio         11,282,021.709  13,586.317  13,858.742
International equity Portfolio
                              56,825,456.623  38,783.839  22,882.870
Large Cap Growth Portfolio    23,331.949.234  43,944.716  27,387.137
Large Cap Value Portfolio     37,666,159.282  19,523.683   8,982.027
Mid Cap Growth Portfolio       6,400,530.867  20,216.844  18,091.039
Mid Cap Value Portfolio       13,522,861.205  20,662.032   9,818.148
Multi-Managed Growth Portfolio
                                 625,608.653  40,080.925  32,565.346
Multi-Managed Income/Equity Portfolio
                               2,891,997.770  21,196.533  91,233.743
Multi-Managed Income Portfolio 2,289,257.317  50,934.845  28,406.684
Multi-Managed Moderate Growth Portfolio
                               2,936,806.312  45,305.307  27,823.144
Real Return Portfolio         28,542,189.232 213,119.232 140,351.932
Small Cap Portfolio           11,708,858.612  21,921.985  20,251.914
Stock Portfolio                9,644,881.806  43,491,822  43,667.139

	3E.	To adopt or revise the fundamental policy regarding
            investing in real estate.
Final Vote:

                                      For       Against     Abstain
Allocation Balanced Portfolio  3,485,966.200 195,650.255 113,985.528
Allocation Growth Portfolio    1,063,288.970  43,653.642  40,557.342
Allocation Moderate Growth Portfolio
                               6,735,670.823 370,996.966 258,940.669
Allocation Moderate Portfolio  4,171,365.613 226,382.138 131,479.392
Asset Allocation: Diversified Growth
Portfolio                      1,988,023.583  94,179.164  90,647.902
Cash Management Portfolio        380,599.580  33,107.818   8,529.369
Diversified Fixed income Portfolio
                              68,191,899.445  41,652.313  31,000.477
Focus Growth Portfolio         8,654,021.929  62,038.131  20,617.113
Focus Value Portfolio         11,282,458.094  13,065.532  13,943.142
International equity Portfolio
                              56,825,168.284  37,227.100  24,727.948
Large Cap Growth Portfolio    23,339,303.205  40,110.583  23,867.299
Large Cap Value Portfolio     37,676,270.876  10,996.176   7,397.940
Mid Cap Growth Portfolio       6,404,771.325  17,575.791  16,491.634
Mid Cap Value Portfolio       13,531,933.518  13,819.422   7,588.445
Multi-Managed Growth Portfolio
                                 620,576.667  43,187.071  34,491.186
Multi-Managed Income/Equity Portfolio
                               2,887,266.186  25,161.173  92,000.687
Multi-Managed Income Portfolio 2,289,257.317  72,304.328   7,037.201
Multi-Managed Moderate Growth Portfolio
                               2,933,057.684  43,662.225  33,214.854
Real Return Portfolio         28,568,249.641 193,408.522 134,002.233
Small Cap Portfolio           11,717,401.611  16,164.999  17,465.901
Stock Portfolio                9,638,891.936  49,249.795  43,899.036



	3F.	To adopt or revise the fundamental policy regarding
            investing in commodities.
Final Vote:

                                    For        Against      Abstain
Allocation Balanced Portfolio  3,488,253.686 199,156.372 108,191.925
Allocation Growth Portfolio    1,058,536.470  72,421.353  16,542.131
Allocation Moderate Growth Portfolio
                               6,651,413.333 446,444.132 267,750.993
Allocation Moderate Portfolio  4,165,553.675 299,086.883 124,586.585
Asset Allocation: Diversified Growth
Portfolio                      1,979,116.985  98,941.127  94,792.537
Cash Management Portfolio        379,516.187  33,107.818   9,612.762
Diversified Fixed income Portfolio
                              68,185,005.546  46,530.996  33,015.693
Focus Growth Portfolio         8,624,308.505  72,656.847  39,711.821
Focus Value Portfolio         11,281,055.953  13,399.940  15,010.875
International equity Portfolio
                              56,818,394.975  42,689.632  26,038.725
Large Cap Growth Portfolio    23,334,698.376  43,432.401  25,150.310
Large Cap Value Portfolio     37,667,009.032  17,771.963   9,883.997
Mid Cap Growth Portfolio       6,401,027.325  20,297.060  17,514,365
Mid Cap Value Portfolio       13,526,413.307  18,793.116   8,134.962
Multi-Managed Growth Portfolio
                                 628,826.054  36,863.524  32,565.346
Multi-Managed Income/Equity Portfolio
                               2,873,483.736  39,710.567  91,233.743
Multi-Managed Income Portfolio 2,289,096.430   1,095.732  28,406.684
Multi-Managed Moderate Growth Portfolio
                               2,932,497.978  45,689.830  31,746.955
Real Return Portfolio         28,542,010.541 219,706.774 131,413.536
Small Cap Portfolio           11,714,185.963  18,584.182  18,262.366
Stock Portfolio                9,639,444.894  48,033.805  44,562.068

	3G.	To revise the fundamental policy regarding concentration.
Final Vote:

                                    For        Against     Abstain
Allocation Balanced Portfolio  3,512,311.116 190,805.646  92,485.221
Allocation Growth Portfolio    1,063,288.970  61,526.259  22,684.725
Allocation Moderate Growth Portfolio
                               6,681,951.826 365,914.503 317,742.129
Allocation Moderate Portfolio  4,142,245.714 219,613.326 167,368.103
Asset Allocation: Diversified Growth
Portfolio                      1,981,222.349  88,617.884 103,010.416
Cash Management Portfolio        365,822.877  33,971.361  22,422.529
Diversified Fixed income Portfolio
                              68,176,001.880  42,209.374  46,340.981
Focus Growth Portfolio         8,617,965.416  71,413.680  47,298.077
Focus Value Portfolio         11,279,375.797  12,776.107  17,314.864
International equity Portfolio
                              56,829,229.914  31,483.413  26,410.005
Large Cap Growth Portfolio    23,335,974.201  36,536.062  30,770.824
Large Cap Value Portfolio     37,663,318.923  16,873.159  14,472.910
Mid Cap Growth Portfolio       6,402,089.298  16,624.130  20,115.322
Mid Cap Value Portfolio       13,529,047.406  11,965.603  12,328.376
Multi-Managed Growth Portfolio
                                 628,154.106  35,524.691  34,576.127
Multi-Managed Income/Equity Portfolio
                               2,874,556.053  26,284.111 103,587.882
Multi-Managed Income Portfolio 2,286,132.170  51,129.835  31,336.841
Multi-Managed Moderate Growth Portfolio
                               2,934,812.236  42,574.678  35,547.849
Real Return Portfolio         28,541,411.563 212,330.378 141,918.455
Small Cap Portfolio           11,711,869.765  14,873.911  24,288.835
Stock Portfolio                9,640,128.746  43,904.138  48,007.883

	3H.	To remove the fundamental policy regarding diversification.
Final Vote:

                                    For         Against     Abstain
Allocation Balanced Portfolio  3,543,481.497 200,494.220  51,626.266
Allocation Growth Portfolio    1,016,421.638  96,154.591  34,923.725
Allocation Moderate Growth Portfolio
                               6,681,510.817 419,188.404 264,909.237
Allocation Moderate Portfolio  4,132,841.273 244,044.482 152,341.388
Asset Allocation: Diversified Growth
Portfolio                      1,971,577.855  93,259.240 108,013.554
Cash Management Portfolio        367,745.986  33,407.114  21,083.667
Diversified Fixed income Portfolio
                              68,177,884.522  44,017.678  42,650.035
Focus Growth Portfolio         8,623,159.841  70,101.211  43,416.121
Focus Value Portfolio         11,281,671.196  15,402.117  12,393.455
International equity Portfolio
                              56,818,738.249  43,640.094  24,744.989
Large Cap Growth Portfolio    23,334,925.236  45,102.281  23,253.570
Large Cap Value Portfolio     37,663,520.407  23,708.654   7,435.931
Mid Cap Growth Portfolio       6,399,058.710  22,185.360  17,594.680
Mid Cap Value Portfolio       13,520,659.088  22,203.550  10,478.747
Multi-Managed Growth Portfolio
                                 626,266.344  39,423.234  32,565.346
Multi-Managed Income/Equity Portfolio
                               2,862,211.980  37,836.257 104,379.809
Multi-Managed Income Portfolio 2,288,070.262  49,355.435  31,173.149
Multi-Managed Moderate Growth Portfolio
                               2,918,720.385  50,184.407  41,029.971
Real Return Portfolio         28,537,913.482 227,933.181 129,813.733
Small Cap Portfolio           11,701,435.719  29,488.725  20,108.067
Stock Portfolio                9,629,787.695  51,402.148  50,850.924

	3I.	To remove the fundamental policy regarding the purchase
            of securities on margin.
Final Vote:

                                    For        Against      Abstain
Allocation Balanced Portfolio       N/A          N/A          N/A
Allocation Growth Portfolio         N/A          N/A          N/A
Allocation Moderate Growth Portfolio
                                    N/A          N/A          N/A
Allocation Moderate Portfolio       N/A          N/A          N/A
Asset Allocation: Diversified Growth
Portfolio                      1,942,179.778 115,454.847 115,216.024
Cash Management Portfolio        368,548.271  44,075.734   9,612.762
Diversified Fixed income Portfolio
                              68,180,112.174  45,041,994  39,398.067
Focus Growth Portfolio              N/A          N/A          N/A
Focus Value Portfolio               N/A          N/A          N/A
International equity Portfolio      N/A          N/A          N/A
Large Cap Growth Portfolio          N/A          N/A          N/A
Large Cap Value Portfolio           N/A          N/A          N/A
Mid Cap Growth Portfolio            N/A          N/A          N/A
Mid Cap Value Portfolio             N/A          N/A          N/A
Multi-Managed Growth Portfolio      N/A          N/A          N/A
Multi-Managed Income/Equity Portfolio
                                    N/A          N/A          N/A
Multi-Managed Income Portfolio      N/A          N/A          N/A
Multi-Managed Moderate Growth Portfolio
                                    N/A          N/A          N/A
Real Return Portfolio         28,472,296.443 284,311.777 139,052.176
Small Cap Portfolio                 N/A          N/A          N/A
Stock Portfolio                9,620,085.493  57,187.696  54,767.578

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